Exhibit 4.2

FIFTH CONSENT AND WAIVER UNDER THE SENIOR UNSECURED

TERM LOAN AGREEMENT

Dated as of November 14, 2005

FIFTH CONSENT AND WAIVER UNDER THE SENIOR UNSECURED TERM LOAN AGREEMENT, dated as of November 14, 2005 (this “Consent”), among DRESSER, INC., a Delaware corporation (the “Borrower”), the Guarantors (as defined below), the Lenders listed on the signature pages hereto and MORGAN STANLEY SENIOR FUNDING, INC. (“MSSF”), as Administrative Agent.

W I T N E S S E T H:

WHEREAS, the Borrower, the Guarantors, the Lenders party thereto and the Agents have entered into a Senior Unsecured Term Loan Agreement dated as of March 1, 2004, as modified by the Consent and Waiver dated as of March 18, 2005, the Second Consent and Waiver dated as of May 27, 2005, the Third Consent and Waiver dated as of July 14, 2005 and the Fourth Consent and Waiver dated as of September 29, 2005 (the “Term Loan Agreement”; capitalized terms used herein but not defined shall be used herein as defined in the Term Loan Agreement).

WHEREAS, the Borrower desires to modify the Term Loan Agreement in certain respects and to waive certain Defaults and Events of Default under the Credit Agreement, in each case as provided herein;

WHEREAS, the Required Lenders have agreed, subject to the terms and conditions hereinafter set forth, to modify the Term Loan Agreement in response to the Borrower’s request as set forth below;

NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration (the receipt and sufficiency of which is hereby acknowledged), the parties hereto hereby agree as follows:

SECTION 1. Consent. Notwithstanding anything to the contrary set forth in the Term Loan Agreement, the Required Lenders hereby consent to (a) the extension of the delivery date specified for the audited financial statements for the Fiscal Year ended December 31, 2004 and the other material with respect to such Fiscal Year required by Section 5.01(b) of the Term Loan Agreement to no later than February 15, 2006 (the “10K Extended Delivery Date”), it being understood and agreed that if the Borrower fails to deliver such audited financial statements and other materials on or before the 10K Extended Delivery Date, and a notice of Default with respect to such failure is delivered to the Borrower by the Administrative Agent or the Lenders holding of at least 25% of the outstanding principal amount of the Senior Unsecured Obligations pursuant to Section 6.01(c) of the Term Loan Agreement, such failure shall constitute an Event of Default for all purposes under the Loan Documents and (b) the extension of the delivery date specified for the material required by Section 5.01(b) with respect to each of the fiscal quarters ended March 31, 2005, June 30, 2005 and September 30, 2005 to no later than February 15, 2006 and any information required to be provided on a current report that is based on or derivative of such material, including any report that requires pro forma financial statements (the “10Q and 8K Extended Delivery Date”), it being understood and agreed that if the Borrower fails to deliver the materials required by Section 5.01(b) with respect to each of the fiscal quarters ended March 31, 2005, June 30, 2005 and September 30, 2005 by the 10Q and 8K Extended Delivery Date, and a notice of Default with respect to such failure is delivered to the Borrower by the Administrative Agent or the Lenders holding of at least 25% of the outstanding principal amount of the Senior Unsecured Obligations pursuant to Section 6.01(c) of the Term Loan Agreement, such failure shall constitute an Event of Default for all purposes under the Loan Documents. Notwithstanding the foregoing, it is further understood and agreed that the Borrower shall deliver to the Lenders all financial statements for each of the fiscal quarters ended March 31, 2005, June 30, 2005 and September 30, 2005 required to be delivered pursuant to Section 5.01(b) of the Term Loan Agreement at the same time as such financial statements are delivered to the “Lenders” under the Existing Credit Agreement, and if the Borrower fails to do so, and a notice of Default with respect to such failure is delivered to the Borrower by the Administrative Agent or the Lenders holding of at least 25% of the outstanding principal amount of the Senior Unsecured Obligations pursuant to Section 6.01(c) of the Term Loan Agreement, such failure shall constitute an Event of Default for all purposes under the Loan Documents.

SECTION 2. Waiver. The Lenders holding not less than a majority in aggregate principal amount of the then outstanding Senior Unsecured Obligations hereby waive any Default or Event of Default in respect of the provisions of Sections 3.01(a)(iv), 3.01(c), 4.01(f), 4.01(g), 4.01(h), 4.01(j), 5.01(b) and 5.01(c) of the Term Loan Agreement and any related or substantially comparable provision of any Loan Document, in each case consisting of, resulting from or relating in any respect to (i) the re-audit, revision or restatement of any financial statement delivered prior to the date of this Consent and Waiver by the Borrower or any of its Subsidiaries (including, without limitation, any misstatement therein or in any certificate, representation or warranty relating thereto, or any error, defect or deficiency in accounting procedures or in the application of accounting principles reflected thereby or relating thereto), (ii) any failure to deliver any such financial statement when or as required, except as required by Section 1 above, (iii) any failure to comply with any obligation that became required to be performed or observed under any of such provisions by reason of the occurrence of any such Default or Event of Default or (iv) any misstatement as to the absence of any such Default or Event of Default.

SECTION 3. Conditions to Effectiveness. This Consent shall become effective as of the first date set forth above (the “Effective Date”) when each of the conditions set forth in this Section 3 to this Consent shall have been fulfilled to the satisfaction of the Administrative Agent.

(i) Execution of Counterparts. The Administrative Agent shall have received counterparts of this Consent, duly executed and delivered on behalf of each of (a) the Borrower and each Guarantor, (b) the Administrative Agent and (c) the Required Lenders, or as to any of the foregoing parties, advice reasonably satisfactory to the Administrative Agent that each of the foregoing parties has executed a counterpart of this Consent.

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(ii) Payment of Fees and Expenses. The Borrower shall have paid, on or before November 14, 2005, (a) to the Administrative Agent, for the benefit of each Lender executing this Consent on or before November 10, 2005, a fee equal to 0.05% of the aggregate Commitments and Advances of each such Lender and (b) all expenses (including the fees and expenses of Shearman & Sterling LLP) incurred in connection with the preparation, negotiation and execution of this Consent and other matters relating to the Term Loan Agreement from and after the last invoice to the extent invoiced.

The Administrative Agent will notify the Borrower when this Consent has become effective as set forth above, and such notice shall be conclusive and binding upon the Lenders.

SECTION 4. Representations and Warranties. Each Borrower hereby represents and warrants that as of the date hereof no Default has occurred and is continuing or would result from the effectiveness of this Consent.

SECTION 5. Reference to and Effect on the Transaction Documents. (a) On and after the effectiveness of this Consent, each reference in the Term Loan Agreement to “hereunder”, “hereof” or words of like import referring to the Term Loan Agreement, and each reference in the other transaction documents to the “Credit Agreement”, “thereunder”, “thereof” or words of like import referring to the Term Loan Agreement, shall mean and be a reference to the Term Loan Agreement as modified by this Consent.

(b) The Term Loan Agreement, the Notes and each of the other Loan Documents, as specifically amended by this Consent, are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed.

(c) The execution, delivery and effectiveness of this Consent shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Lender or any Agent under any of the Loan Documents, nor constitute a waiver of any provision of any of the Loan Documents.

SECTION 6. Execution in Counterparts. This Consent may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute but one and the same agreement. Delivery of an executed counterpart of a signature page to this Consent by telecopier shall be effective as delivery of a manually executed counterpart of this Consent.

SECTION 7. Governing Law. This Consent shall be governed by, and construed in accordance with, the laws of the State of New York, and shall be subject to the jurisdictional and service provisions of the Term Loan Agreement, as if this were a part of the Term Loan Agreement.

SECTION 8. Entire Agreement; Modification. This Consent constitutes the entire agreement of the parties hereto with respect to the subject matter hereof, there being no other agreements or understandings, oral, written or otherwise, respecting such subject matter, any such agreement or understanding being superseded hereby, shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns, and may not be amended, extended or otherwise modified, except in a writing executed in whole or in counterparts by each party hereto.

[Signatures follow.]

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IN WITNESS WHEREOF, the parties hereto have caused this Consent to be executed and delivered by their respective authorized officers as of the day and year first above written.

DRESSER, INC., as Borrower

By:		/s/ JAMES A. NATTIER
	Name:	James A Nattier
	Title:	Executive Vice President and Chief Financial Officer

THE GUARANTORS

DRESSER INTERNATIONAL, INC.

By:		/s/ JAMES A. NATTIER
	Name:	James A Nattier
	Title:	Executive Vice President and Chief Financial Officer

DRESSER RE, INC.

By:		/s/ JAMES A. NATTIER
	Name:	James A Nattier
	Title:	Executive Vice President and Chief Financial Officer

DRESSER RUSSIA, INC.

By:		/s/ JAMES A. NATTIER
	Name:	James A Nattier
	Title:	Executive Vice President and Chief Financial Officer

LVF HOLDING CORPORATION

By:		/s/ JAMES A. NATTIER
	Name:	James A Nattier
	Title:	Executive Vice President and Chief Financial Officer

DRESSER ENTECH, INC.

By:		/s/ JAMES A. NATTIER
	Name:	James A Nattier
	Title:	Executive Vice President and Chief Financial Officer

RING-O VALVE, INCORPORATED

By:		/s/ JAMES A. NATTIER
	Name:	James A Nattier
	Title:	Executive Vice President and Chief Financial Officer

DRESSER CHINA, INC.

By:		/s/ JAMES A. NATTIER
	Name:	James A Nattier
	Title:	Executive Vice President and Chief Financial Officer

MORGAN STANLEY SENIOR FUNDING, INC., as Administrative Agent

By:		/s/ EUGENE MARTIN
	Name:	Eugene Martin
	Title:	Vice President

MORGAN STANLEY & CO. INCORPORATED, as Collateral Agent

By:		/s/ EUGENE MARTIN
	Name:	Eugene Martin
	Title:	Vice President

LENDERS

FRANKLIN FLOATING RATE DAILY ACCESS FUND

By:		/s/ RICHARD HSU
	Name:	Richard Hsu
	Title:	Vice President

LENDERS

Franklin Floating Rate Master Series

By:		/s/ RICHARD HSU
	Name:	Richard Hsu
	Title:	Vice President

LENDERS

Venture III CDO Limited

By	its investment advisor, MJX Asset Management LLC

By:		/s/ KEN OSTMANN
	Name:	Ken Ostmann
	Title:	Managing Director

LENDERS

OAK HILL SECURITIES FUND II, L.P.

By:	Oak Hill Securities GenPar II, L.P. its General Partner

By:	Oak Hill Securities MGP II, Inc., its General Partner

By:		/s/ SCOTT D. KRASE
	Name:	Scott D. Krase
	Title:	Vice President

OAK HILL SECURITIES FUND, L.P.

By:	Oak Hill Securities GenPar, L.P. its General Partner

By:	Oak Hill Securities MGP, Inc., its General Partner

By:		/s/ SCOTT D. KRASE
	Name:	Scott D. Krase
	Title:	Vice President

OAK HILL CREDIT PARTNERS I, LIMITED

By:	Oak Hill CLO Management I, LLC As Investment Manager

By:		/s/ SCOTT D. KRASE
	Name:	Scott D. Krase
	Title:	Authorized Person

OAK HILL CREDIT PARTNERS III, LIMITED

By:	Oak Hill CLO Management III, LLC As Investment Manager

By:		/s/ SCOTT D. KRASE
	Name:	Scott D. Krase
	Title:	Authorized Person

LENDERS

Sankaty Advisors, LLC as Collateral Manager for AVERY POINT CLO, LTD., as Term Lender

By:		/s/ DIANE J. EXTER
	Name:	Diane J. Exter
	Title:	Managing Director Portfolio Manager

LENDERS

Sankaty Advisors, LLC as Collateral Manager for Prospect Funding I, LLC as Term Lender

By:		/S/ DIANE J. EXTER
	Name:	Diane J. Exter
	Title:	Managing Director Portfolio Manager

LENDERS

Credit Industriel et Commercial

By:		/s/ ANTHONY ROCK
	Name:	Anthony Rock
	Title:	Vice President

By:		/s/ SEAN MOUNIER
	Name:	Sean Mounier
	Title:	Vice President

LENDERS

Metropolitan Life Insurance Company
[Print Name of Financial Institution]

By:		/s/ JAMES R. DINGLER
	Name:	James R. Dingler
	Title:	Director

LENDERS

Ares VI CLO Ltd.

By:	Ares CLO Management VI, L.P., Investment Manager

By:	Ares CLO GP VI, LLC, Its Managing Member

By:	/s/ SETH J. BRUFSKY
Name:	Seth J. Brufsky
Title:	Vice President

LENDERS

Ares VIII CLO Ltd.

By:	Ares CLO Management VIII, L.P., Investment Manager

By:	Ares CLO GP VIII, LLC, Its General Partner

By:	/s/ SETH J. BRUFSKY
Name:	Seth J. Brufsky
Title:	Vice President

LENDERS

Trimaran CLO IV Ltd.

By:		/s/ DAVID M. MILLISON
	Name:	David M. Millison
	Title:	Managing Director

LENDERS

ARES III CLO Ltd.

By:	ARES CLO Management, LLC, Investment Manager

By:	/s/ SETH J. BRUFSKY
Name:	Seth J. Brufsky
Title:	Vice President

LENDERS

Ares IV CLO Ltd.

By:	Ares CLO Management IV, L.P., Investment Manager

By:	Ares CLO GP IV, LLC, Its Managing Member

By:	/s/ SETH J. BRUFSKY
Name:	Seth J. Brufsky
Title:	Vice President

LENDERS

HARBOUR TOWN FUNDING LLC

By:		/s/ M. CRISTINA HIGGINS
	Name:	M. Cristina Higgins
	Title:	Assistant Vice President

LENDERS

Sankaty Advisor, LLC as Collateral Manager for Castle Hill II - INGOTS, Ltd., as Term Lender
[Print Name of Financial Institution]

By:		/s/ DIANE J. EXTER
	Name:	DIANE J. EXTER
	Title:	MANAGING DIRECTOR PORTFOLIO MANAGER

LENDERS

Sankaty High Yield Partners, II, L.P.
[Print Name of Financial Institution]

By:		/s/ DIANE J. EXTER
	Name:	DIANE J. EXTER
	Title:	MANAGING DIRECTOR PORTFOLIO MANAGER

LENDERS

Franklin CLO I, Limited

By:		/s/ DAVID ARDINI
	Name:	David Ardini
	Title:	Vice President

LENDERS

Franklin CLO II, Limited

By:		/s/ DAVID ARDINI
	Name:	David Ardini
	Title:	Vice President

LENDERS

Southport CLO, Limited

By:	Pacific Investment Management Company LLC, as its Investment Advisor

	By:	/s/ MOHAN V. PHANSALKAR
Mohan V. Phansalkar
Managing Director

LENDERS

SEQUILS-MAGNUM, LTD.

By:	Pacific Investment Management Company LLC, as its Investment Advisor

	By:	/s/ MOHAN V. PHANSALKAR
Mohan V. Phansalkar
Managing Director

LENDERS

PIMCO Floating Rate Income Fund

By:	Pacific Investment Management Company LLC, as its Investment Advisor, acting through Investors Fiduciary Trust Company in the Nominee Name of IFTCO

	By:	/s/ MOHAN V. PHANSALKAR
Mohan V. Phansalkar
Managing Director

LENDERS

Loan Funding III LLC

By:	Pacific Investment Management Company LLC, as its Investment Advisor

	By:	/s/ MOHAN V. PHANSALKAR
Mohan V. Phansalkar
Managing Director

LENDERS

Bedford CDO, Limited

By:	Pacific Investment Management Company LLC, as its Investment Advisor

By:	/s/ MOHAN V. PHANSALKAR
Mohan V. Phansalkar
Managing Director

LENDERS

Venture V CDO Limited
[Print Name of Financial Institution]

By its Investment advisor, MJX Asset Management LLC

By:	/s/ [Illegible]
Name:
Title:

LENDERS

JUPITER LOAN FUNDING LLC

By:		/s/ M. CRISTINA HIGGINS
	Name:	M. Cristina Higgins
	Title:	Assistant Vice President

LENDERS

Landmark IV CDO Limited

By:	Aladdin Capital Management LLC, As Manager

By:		/s/ JOSEPH MORONEY, CFA
	Name:	Joseph Moroney, CFA
	Title:	Authorized Signatory

LENDERS

Landmark II CDO Limited

By:	Aladdin Capital Management LLC, As Manager

By:		/s/ JOSEPH MORONEY, CFA
	Name:	Joseph Moroney, CFA
	Title:	Authorized Signatory

LENDERS

Landmark CDO Limited

By:	Aladdin Capital Management LLC, As Manager

By:		/s/ JOSEPH MORONEY, CFA
	Name:	Joseph Moroney, CFA
	Title:	Authorized Signatory

BOSTON HARBOR CLO 2004-1, Ltd.

/s/ BETH MAZOR
By:	Beth Mazor
Title:	V.P.

LENDERS

BOSTON HARBOR CLO 2004-1, LTD.

By:	See Following Page
Name:
Title:

PUTNAM VARIABLE TRUST – PVT DIVERSIFIED INCOME FUND

/s/ BETH MAZOR
By:	Beth Mazor
Title:	V.P.

LENDERS

PUTNAM VARIABLE TRUST – PVT DIVERSIFIED INCOME FUND

By:	See Following Page
Name:
Title:

PUTNAM VARIABLE TRUST – PVT HIGH YIELD FUND

/s/ BETH MAZOR
By:	Beth Mazor
Title:	V.P.

LENDERS

PUTNAM VARIABLE TRUST – PVT HIGH YIELD FUND

By:	See Following Page
Name:
Title:

PUTNAM HIGH YIELD ADVANTAGE FUND

/s/ BETH MAZOR
By:	Beth Mazor
Title:	V.P.

LENDERS

PUTNAM HIGH YIELD ADVANTAGE FUND

By:	See Following Page
Name:
Title:

PUTNAM HIGH YIELD TRUST

/s/ BETH MAZOR
By:	Beth Mazor
Title:	V.P.

LENDERS

PUTNAM HIGH YIELD TRUST

By:	See Following Page
Name:
Title:

PUTNAM PREMIER INCOME TRUST

/s/ BETH MAZOR
By:	Beth Mazor
Title:	V.P.

LENDERS

PUTNAM PREMIER INCOME TRUST

By:	See Following Page
Name:
Title:

PUTNAM MASTER INTERMEDIATE INCOME TRUST

/s/ BETH MAZOR
By:	Beth Mazor
Title:	V.P.

LENDERS

PUTNAM MASTER INTERMEDIATE INCOME TRUST

By:	See Following Page
Name:
Title:

PUTNAM DIVERSIFIED INCOME TRUST

/s/ BETH MAZOR
By:	Beth Mazor
Title:	V.P.

LENDERS

PUTNAM DIVERSIFIED INCOME TRUST

By:	See Following Page
Name:
Title:

PUTNAM FLOATING RATE INCOME FUND

/s/ BETH MAZOR
By:	Beth Mazor
Title:	V.P.

LENDERS

PUTNAM FLOATING RATE INCOME FUND

By:	See Following Page
Name:
Title:

LENDERS

Floating B___ Income Strategies Fund, Inc.

By:	/s/ [Illegible]

SENIOR HIGH INCOME PORTFOLIO, INC.

By:	/s/ [Illegible]

DEBT STRATEGIES FUND, INC.

By:	/s/ [Illegible]

Merrill Lynch Global Investment Series: Income Strategies Portfolio

By:	Merrill Lynch Investment Managers, L.P. as Investment Advisor

By:	/s/ [Illegible]

LENDERS

Eagle Creek CLO, Ltd.

By:	/s/ AMY L. GIBSON
Amy L. Gibson, Vice President

LENDERS

AMMC CLO IV, LIMITED

By:	American Money Management Corp., as Collateral Manager

By:		/s/ CHESTER M. ENG
	Name:	Chester M. Eng
	Title:	Senior Vice President

LENDERS

AMMC CDO II, LIMITED

By:	American Money Management Corp., as Collateral Manager

By:		/s/ CHESTER M. ENG
	Name:	Chester M. Eng
	Title:	Senior Vice President

LENDERS

Centurion CDO VI, Ltd.

By:	RiverSource Investments, LLC as Collateral Manager
[Print Name of Financial Institution]

By:		/s/ VINCENT P. PHAM
	Name:	Vincent P. Pham
	Title:	Director - Operations

LENDERS

Sequils-Centurion V, Ltd. By: RiverSource Investments, LLC as Collateral Manager [Print Name of Financial Institution]

By:		/s/ VINCENT P. PHAM
	Name:	Vincent P. Pham
	Title:	Director - Operations

LENDERS

Centurion CDO II, Ltd.

By:	RiverSource Investments, LLC as Collateral Manager
[Print Name of Financial Institution]

By:		/s/ VINCENT P. PHAM
	Name:	Vincent P. Pham
	Title:	Director - Operations

LENDERS

[Print Name of Financial Institution]

By:
Name:
Title:

NYLIM Flatiron CLO 2003-1 Ltd.

New York Life Insurance Company			By:	New York Life Investment Management LLC, as Collateral Manager and Attorney-in-Fact

By:		/s/ ROBERT H. DIAL	By:		/s/ ROBERT H. DIAL
	Name:	Robert H. Dial		Name:	ROBERT H. DIAL
	Title:	Vice President		Title:	Managing Director

New York Life Insurance and Annuity Corporation			NYLIM Flatiron CLO 2004-1 Ltd.

By:	New York Life Investment Management LLC, Its Investment Manager		By:	New York Life Investment Management LLC, as Collateral Manager and Attorney-in-Fact

By:		/s/ ROBERT H. DIAL	By:		/s/ ROBERT H. DIAL
	Name:	ROBERT H. DIAL		Name:	ROBERT H. DIAL
	Title:	Managing Director		Title:	Managing Director

NYLIM Flatiron CLO 2005-1 Ltd.

			By:	New York Life Investment Management LLC, as Collateral Manager and Attorney-in-Fact

			By:		/s/ ROBERT H. DIAL
				Name:	ROBERT H. DIAL
				Title:	Managing Director

NYLIM High Yield CDO 2001 Ltd.

			By:	New York Life Investment Management LLC, as Collateral Manager and Attorney-in-Fact

			By:		/s/ ROBERT H. DIAL
				Name:	ROBERT H. DIAL
				Title:	Managing Director

LENDERS

Morgan Stanley Senior Funding, Inc.

By:		/s/ EUGENE F. MARTIN
	Name:	Eugene F. Martin
	Title:	Vice President

LENDERS

Franklin CLO III, Limited

By:		/s/ DAVID ARDINI
	Name:	David Ardini
	Title:	Vice President

CONFIDENTIAL FOR FRDG USE ONLY

LENDERS

FRANKLIN CLO IV, LIMITED

By:		/s/ DAVID ARDINI
	Name:	David Ardini
	Title:	Vice President

CONFIDENTIAL FOR FRDG USE ONLY